SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                                  May 30, 2000
                        (Date of Earliest Event Reported)


                         MORGAN STANLEY AIRCRAFT FINANCE
           (Exact Name of Registrant as Specified in Trust Agreement)


                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)


           333-56575                                   13-3375162
           (Commission File                            (IRS Employer
           Number)                                     Identification No.)



                         Morgan Stanley Aircraft Finance
                          c/o Wilmington Trust Company
                            1100 North Market Street
                               Rodney Square North
                         Wilmington, Delaware 19890-1000
                    Attention: Corporate Trust Administration
                                 (302) 651-1000


             (Address and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Office)



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Item 7.  Financial Statements and Exhibits

As previously reported, on March 15, 2000 Morgan Stanley Aircraft Finance ("MSAF") consummated the securitization necessary for its acquisition of 29 aircraft previously acquired by Morgan Stanley Dean Witter & Co. Attached hereto as Exhibit A are financial statements with respect to that acquisition prepared pursuant to Regulation S-X (including the appropriate manually signed accountants' reports) and attached hereto as Exhibit B is the pro forma financial information relating to that acquisition as required pursuant to
Article 11 of Regulation S-X.


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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                    MORGAN STANLEY AIRCRAFT
FINANCE


Date:  May 30, 2000                                 By: /s/ Alexander Frank
                                                       --------------------
                                                          Signatory Trustee




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                                  EXHIBIT INDEX


Exhibit A            Financial statements

Exhibit B            Pro forma financial information





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